UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 15, 2005

Commission File Number 33-98404

T.J.T., INC.

(Exact name of registrant as specified in its charter)

WASHINGTON	82-0333246
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

843 North Washington, P.O. Box 278, Emmett, Idaho 83617
(Address of principal executive offices)

(208) 365-5321
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On February 15, 2005, the Company issued a press release announcing its results for the quarter ended December 31, 2004, as reported in the Company's quarterly report on Form 10-Q for the period filed with the Securities and Exchange Commission on February 15, 2004.  A copy of the press release is filed as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of TJT, Inc. dated February 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TJT, Inc.
(Registrant)

By	/s/Larry B. Prescott
Larry B. Prescott
Chief Financial Officer
February 18, 2005